SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 21, 2003




                     CONVERA CORPORATION
------------------------------------------------------------------
    (Exact name of registrant as specified in its charter)



     Delaware                      000-31989                  54-1987541
------------------------------  --------------------    -----------------------
(State or other jurisdiction    (Commission File No.)   (I.R.S. Employer
  of incorporation)                                         Identification No.)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
--------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
                                 ---------------

Item 5.  Other Items.
         -----------

         On May 23, 2003, Convera Corporation (the "Company") announced that Rick Rickertsen and Jeffrey White have joined the Company's Board of Directors. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company, dated May 23, 2003, announcing such appointments.

Item 7.  Exhibits

     99.1 Press Release of Convera Corporation dated May 23, 2003 reporting the appointment of two new directors.

     99.2 Press Release of Convera Corporation dated May 21, 2003, reporting financial results for the fiscal quarter ended April 30, 2003.

Item 9.  Regulation FD Disclosure

            This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

            Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company, dated May 21, 2003, reporting the Company's financial results for the fiscal quarter ended April 30, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                           CONVERA CORPORATION



                           By:      /s/  CHRISTOPHER M. MANN
                                    Christopher M. Mann
                                    Chief Financial Officer



Date:  May 28, 2003

                                                                    EXHIBIT 99.1


         For Immediate Release



Corporate Contact:
John Murray
(703) 761-3700
jmurray@convera.com


Convera Appoints Two New Directors to Board

VIENNA, VA, May 23, 2003 -- Convera (Nasdaq: CNVR), a leading provider of mission-critical search and categorization software for enterprises and government agencies, today announced that Rick Rickertsen and Jeffrey White have joined the Company's Board of Directors. They were both also appointed to serve as members of the Company's Audit Committee

Mr. Rickertsen is chief operating officer of Thayer Capital where he leads the firm's IT investment efforts. Prior to joining Thayer, Mr. Rickertsen was a partner with Hancock Park Associates, a Los Angeles-based venture capital and management buyout firm. He also worked in New York and London in the High Technology Group for Morgan Stanley & Co., Inc., and at Robertson Colman & Stephens in San Francisco.

Mr. White is an advisor to the president of the Boston Red Sox and an advisor to the managing partner/CEO of the Tampa Bay Devil Rays. Mr. White recently served over a ten-year period as senior vice president and chief financial officer of Major League Baseball, where he was responsible for financial, auditing, accounting, treasury, risk management and MIS/IT functions for central baseball. Mr. White also served as president and chief operating officer of Child Growth and Development; vice president and chief financial officer of Broadcast Music, Inc. (BMI); and vice president, finance and planning of CBS News.

"Rick Rickertsen and Jeffrey White bring a wealth of relevant experience and expertise that will provide valuable perspectives and insights as Convera continues building its leadership position in the mission-critical enterprise search and categorization market," said Ron Whittier, Convera's Chairman of the Board. "The Company recognizes the importance of the Sarbanes-Oxley Act, and the addition of Rick and Jeff as independent directors to the Board of Directors and Audit Committee reflect the Company's proactive approach to ensuring compliance with the independence requirements of the Act."

ABOUT CONVERA

Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 45 languages. More than 800 customers in 33 countries rely on Convera's search solutions to power a broad range of mission-critical applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com.

                                      ###

This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements.

The Convera design logo and the following are worldwide trademarks of Convera:
Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

                                                                    EXHIBIT 99.2


         For Immediate Release



Convera Investor Relations Contact:                Convera Media Contact:
Chris Mann                                         John Murray
(703) 761-3700                                     (703) 761-3700
cmann@convera.com                                  jmurray@convera.com



Convera Announces First Quarter Financial Results

Revenues up 11%; Expenses down 20%


VIENNA, VA, May 21, 2003 - Convera (Nasdaq: CNVR), a leading provider of mission-critical search and categorization solutions for government and commercial entities, today reported financial results for its first fiscal quarter ended April 30, 2003.

         Total revenues for the first quarter were $7.0 million, an increase of 11% over total revenues of $6.3 million reported for the same quarter last fiscal year. For the quarter, the Company recorded a net loss of $5.9 million, or $0.20 per common share, compared to a net loss of $9.6 million, or $0.34 per common share in the first fiscal quarter last year. The Company's total expenses for the first quarter were $12.9 million, compared to $16.1 million for the same period last year, a reduction of 20%. Included in the Company's total expenses for the first quarter is a $0.3 million restructuring charge related to the reduction of 15 employees during the quarter.

         During the quarter, the Company's Federal business grew by 146% over the same period last year. The quarter was highlighted by the closing of three deals, each in excess of $1 million, with three different agencies of the Federal Government.


ABOUT CONVERA

         Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare(R) solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 45 languages. More than 800 customers in 33 countries rely on Convera's search solutions to power a broad range of mission-critical applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com.

                                      ###

This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements.

The Convera design logo and the following are worldwide trademarks of Convera:
Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

The condensed, consolidated statements of operations for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts, except per share amounts, are expressed in thousands of U.S. dollars.


                                                                Three Months Ended
                                                                     April 30,
                                                                2003            2002
                                                                ----            ----
                                   (unaudited)
Revenues:
   License                                                $     4,231    $       3,610
        Services                                                1,199              963
        Maintenance                                             1,530            1,720
                                                        ----------------- ------------------
                Total revenues                                  6,960            6,293
                                                        ----------------- ------------------

Cost of Revenues:
   License                                                        363              754
   Services                                                     1,417            1,816
   Maintenance                                                    463              503
                                                        ----------------- ------------------
                Total cost of revenues                          2,243            3,073
                                                        ----------------- ------------------

Gross Margin                                                    4,717            3,220
                                                        ----------------- ------------------

Operating Expenses:
   Sales and marketing                                          4,700            6,384
   Research and product development                             3,282            3,261
   General and administrative                                   2,291            2,537
   Restructuring charge                                           325              847
   Amortization of goodwill & other intangible assets
                                                                   67               40
   Incentive bonus payments due to employees
                                                                    -             (138)
   Acquired in-process research & development                       -              126
                                                         ---------------- ------------------
                 Total operating expenses                      10,665           13,057
                                                        ----------------- ------------------

Operating Loss                                                 (5,948)          (9,837)

Other Income, net                                                  51              227
                                                        ----------------- ------------------

Net Loss                                                     $ (5,897)        $ (9,610)
                                                             =========         =========


Net Loss per common share - basic & diluted
                                                           $    (0.20)         $ (0.34)
                                                           ============        ========
Weighted-average number of common
   shares outstanding - basic & diluted                        29,033           28,526



     The condensed, consolidated balance sheets for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts are expressed in thousands of U.S. dollars.



                        ASSETS                             April 30, 2003      January 31, 2003
                                                           --------------      ----------------
                                   (unaudited)
Current Assets
            Cash and cash equivalents                   $      14,029     $     10,318
            Short term investments                             10,303           20,148
            Accounts receivable, net                            7,969            6,732
            Prepaid expenses and other                          2,951             2,509
                                                        -------------------------------------------
                                                        -------------------------------------------
                  Total current assets                         35,252           39,707

Other assets, net                                               5,527            6,060
Goodwill & other intangible assets                              3,305            3,372
                                                        -------------------------------------------
                                                        -------------------------------------------

                  Total Assets                             $   44,084         $ 49,139
                                                        ===========================================
                                                        ===========================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
            Accounts payable                               $    3,435       $    3,069
            Accrued expenses                                    7,244            7,220
            Accrued bonus                                       1,385              919
            Deferred revenues                                   2,874            2,739
            Restructuring reserve                               1,106            1,326
                                                        ---------------------- -----------------------
                                                        ---------------------- -----------------------
            Total current liabilities                          16,044           15,273

Restructuring reserve, net of current portion                   1,381            1,494
                                                        ---------------------- -----------------------
                                                        ---------------------- -----------------------

Total Liabilities                                              17,425           16,767

Shareholders' Equity                                           26,659           32,372
                                                        ---------------------- -----------------------
                                                        ---------------------- -----------------------

                  Total                                    $   44,084       $   49,139
                                                            ----------         --------------------
                                                        ====================== =======================
